UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2011

DUSSAULT APPAREL INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52452
(Commission File Number)

98-0513727
(IRS Employer Identification No.)

2250 East Hastings Street, Vancouver, BC V5L 1V4
(Address of principal executive offices and Zip Code)

604.569.2619
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02                Unregistered Sales of Equity Securities

On May 1, 2011, we approved an issuance of 2,973,161 shares of our common stock pursuant to the terms of an Asset Acquisition Agreement between our company and Open Sundaes Ventures Ltd., dated April 9, 2010. We disclosed the terms of the Asset Acquisition Agreement in our current report on Form 8-K filed on February 8, 2011. We issued the shares to two (2) non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933), in an offshore transaction relying on Regulation S of the Securities Act of 1933.

We paid the balance of the compensation, consisting of 1,026,841 shares of our common stock on December 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUSSAULT APPAREL INC.

By:	/s/ Jason Dussault
Jason Dussault
President
Dated:	June 14, 2011